Q3 2024 Results

2 TABLE OF CONTENTS Legal Disclosures 3 Guiding Principles & Social Impact 4– 5 Business First Bancshares, Inc. Overview 6 – 11 Liquidity and Deposits 12 Securities Portfolio 13 Branches & Noninterest Revenue 14 – 15 Financial Results Q3 2024 Financial Results 17 – 18 Stable Credit Performance 19 Yield/Rate Analysis 20 – 22 Loan Portfolio Operating Loan Growth 24 Loan Composition 25 – 28 Appendix 30 – 37

3 LEGAL DISCLOSURES Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 1, 2024 (as may be amended in the Company’s Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Non-GAAP Financial Measures This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

4 GUIDING PRINCIPLES b1BANK’s five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.

5 SOCIAL IMPACT 2024 YTD Total Volunteerism:  3,845 Hours  270 hours of financial literacy education and non-profit service  Partnership through b1BANK Financial Institutions Group  Partner with Minority Deposit Institutions (MDI) by helping with correspondent banking services, specialized expertise, supplier network access and investment. Each partnership is unique based on the MDI’s needs.  Through 2024: 14 bank partners 2021 Inception Through September 2024:  Mentored 743 businesses  Conducted training classes to help 3,055 entrepreneurs start or grow their business Project REACh b1 FOUNDATION b1COMMUNITY 3,845 Volunteer Hours 743 Businesses Mentored

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (Nasdaq)

Market Capitalization: $655 million (as of September 30, 2024)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Diversified commercial-focused bank with $6.9 billion in assets and operations in Louisiana, Texas and Mississippi including; 39 legacy Louisiana full-service Banking Centers[5], two Loan Production offices, 11 metro-focused Texas Banking Centers and one registered investment advisory in Ridgeland, MS
- #1 deposit market share in Louisiana for Louisiana-headquartered banks[1]
- Texas markets represents 35% of credit exposure, as of 9/30/24
- Diversified deposit base with 105,116 accounts with an average balance of $53,664 and an organic deposit growth CAGR of ~17% since 4Q15[2]
- Since 2018, completed three equity capital raises including IPO totaling $151.0 million of additional capital in addition to two subordinated debt issuances totaling $77.5 million
- On October 1, 2024, Business First closed its previously announced acquisition of Oakwood Bancshares, Inc. (Oakwood) and its wholly-owned subsidiary, Oakwood Bank. Oakwood had approximately $863.6 million of total assets, $700.2 million of total loans, and $741.3 million of total deposits as of September 30, 2024

Financial Highlights of 3Q24 ($ millions)	
Assets	$6,889
Gross Loans Held for Investments	$5,220
Deposits	$5,641
Loan-to-Deposit Ratio	92.5%
ROAA	0.97%
ROACE	10.76%
Core ROAA[3]	1.01%
Core ROACE[3]	11.23%
NPLs/Total Loans(HFI)	0.50%
Tier 1 Risk-based Capital Ratio[4]	10.69%
Tier 1 Leverage Ratio[4]	9.61%
Total Risk-based Capital Ratio[4]	12.99%
TCE/TA[3]	7.75%


DALLAS
SHREVEPORT
MONROE
JACKSON
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

BFST operates 52 locations including 50 full-service Banking Centers[5] and 2 LPOs across Louisiana and Texas

(1) Deposit market share is as of June 30, 2024, per FDIC data.
(2) Jumbo deposits reflects total deposits of $250 thousand or greater. Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and includes brokered deposits.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.
(4) Preliminary consolidated capital ratios as of September 30, 2024.
(5) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

6

7 EXECUTIVE MANAGEMENT Jude Melville Chairman, President and CEO Age: 50 Year Started at BFST: 2006 Philip Jordan EVP, Chief Banking Officer Age: 52 Year Started at BFST: 2008 Keith Mansfield EVP, Chief Operations Officer Age: 48 Year Started at BFST: 2016 Chad Carter EVP, Correspondent Banking Age: 41 Year Started at BFST: 2011 Gregory Robertson EVP, Chief Financial Officer Age: 52 Year Started at BFST: 2011 Heather Roemer SVP, Chief of Staff Age: 43 Year Started at BFST: 2009 Saundra Strong EVP, General Counsel Age: 46 Year Started at BFST: 2021 Kathryn Manning EVP, Chief Risk Officer Age: 37 Year Started at BFST: 2013 Warren McDonald EVP, Chief Credit Officer Age: 58 Year Started at BFST: 2006 Jerry Vascocu President, b1BANK(1) Age: 51 Year Started at BFST: 2022 (1) On October 17, 2024, Jerry Vascocu was promoted to President of b1BANK.

8 DIVERSIFIED FOOTPRINT Note: Dollars in millions. Financial data as of September 30, 2024. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. (1) Banking Center count includes one standalone ITM. (2) Excludes standalone ITM from Deposits / Banking Center calculation. Dallas Fort Worth Region # of Banking Centers: 6 # of LPOs: 1 Total Loans: $1,356.3 Total Deposits: $414.2 Deposits / Banking Center: $69.0 Houston Region # of Banking Centers: 5 Total Loans: $453.9 Total Deposits: $539.5 Deposits / Banking Center: $107.9 Southwest Louisiana Region # of Banking Centers: 13 Total Loans: $554.3 Total Deposits: $1,093.6 Deposits / Banking Center: $84.1 Bayou Region # of Banking Centers: 6 Total Loans: $309.6 Total Deposits: $674.2 Deposits / Banking Center: $112.4 Greater New Orleans Region # of Banking Centers: 2 # of LPOs: 1 Total Loans: $834.9 Total Deposits: $367.9 Deposits / Banking Center: $184.0 Capital Region # of Banking Centers: 9 Total Loans: $736.3 Total Deposits: $870.3 Deposits / Banking Center: $96.7 North Louisiana Region # of Banking Centers(1): 9 Total Loans: $965.0 Total Deposits: $880.7 Deposits / Banking Center(2): $110.1

9 LONG-TERM PROFITABILITY Note: Dollars in millions, except for per share data. (1) Non-GAAP financial measure. See appendix for applicable reconciliation. (1) (1) (1) (1) (1) Diluted EPS Available to Common Shareholders Tangible Book Value Per Share Net Income Available to Common Shareholders Efficiency Ratio

DEPOSIT GROWTH THROUGH ORGANIC AND M&A STRATEGY

- **Deposit strategy reflects consistent organic growth augmented with opportunistic M&A**
- **Total deposit CAGR of ~23% since Q4'15**
- **Organic deposit CAGR of ~17% since Q4'15 (excluding acquired deposits)[2]**



2018
Acquired $554M deposits in 2018 (Minden & Richland)
$134M organic growth in total deposits in 2018(2)
2020
Acquired Pedestal and $1.2B in total deposits in 2020
$668M organic growth in total deposits in 2020(2)
2022
Acquired Texas Citizens and $477M in total deposits in 2022
$304M organic growth in total deposits in 2022(2)
$904 $904 Q4'15
$933 $933 Q4'16
$1,056 $1,056 Q4'17
$1,734 $554 $1,180 Q4'18
$1,782 $1,782 Q4'19
$3,617 $1,175 $2,442 Q4'20
$4,077 $4,077 Q4'21
$4,820 $477 $4,343 Q4'22
$5,249 $5,249 Q4'23
$5,573 $5,573 Q1'24
$5,564 $5,564 Q2'24
$5,641 $5,641 Q3'24(3)
Organic Deposits
Acquired Deposits

(amounts in actuals)

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q1'24	Q2'24	Q3'24
Non-Jumbo Deposit Accounts	15,312	15,539	15,608	41,064	37,508	90,963	89,359	97,740	101,546	101,609	102,988	101,932
Jumbo Deposit Accounts[1]	448	502	612	987	1,001	1,902	2,300	2,714	3,009	3,096	3,155	3,184
Total Deposit Accounts[1]	**15,760**	**16,041**	**16,220**	**42,051**	**38,509**	**92,865**	**91,659**	**100,454**	**104,555**	**104,705**	**106,143**	**105,116**
Avg. Total Deposit Account Bal.	**$ 57,375**	**$ 58,151**	**$ 65,076**	**$ 41,234**	**$ 46,275**	**$ 38,946**	**$ 44,483**	**$ 47,986**	**$ 50,201**	**$ 53,223**	**$ 52,417**	**$ 53,664**

Note: Dollars in millions, unless otherwise noted. Above deposit information reflects b1BANK bank-level balances. Jumbo deposits reflects total deposits of $250 thousand or greater.
(1) b1BANK deposit accounts excludes 5 Business First Bancshares Holding Company accounts with the Bank subsidiary.
(2) Includes brokered deposits.
(3) Preliminary deposit balances as of 9/30/2024.

10

PROVEN M&A TRACK RECORD

- **BFST has a proven M&A track record and has successfully closed and integrated six whole-bank acquisitions and one non-bank RIA acquisition since 2015**
- **Most recent ability to close was proven with Oakwood Bancshares transaction, which was announced on April 25, 2024, and closed on October 1, 2024**
- **27% total asset CAGR, 32% core net income CAGR, and 14% core EPS CAGR since commencing BFST's M&A strategy**
- **Significant improvement in profitability over the last ~10 years, with core ROAA improving from 0.58% in 2014 to 0.95%(2) and core efficiency ratio improving from 76.5% to 64.4%(2) over the same timeframe**



American Gateway
Closed 3/31/15
$366MM in assets
10 locations acquired
$47.2MM deal value
250 days to close transaction
Minden Bancorp
Closed 1/1/18
$315MM in assets
2 locations acquired
$56.5MM deal value
87 days to close transaction
Richland State Bancorp
Closed 11/30/18
$307MM in assets
8 locations acquired
$44.7MM deal value
179 days to close transaction
Pedestal Bancshares
Closed 5/1/20
$1.26B in assets
22 locations acquired
$128.3MM deal value
100 days to close transaction
Texas Citizens Bancorp
Closed 3/1/22
$546MM in assets
6 locations acquired
$54.8MM deal value
131 days to close transaction
Oakwood Bancshares
Closed 10/1/24
$840MM in assets(3)
6 locations acquired
$85.7MM deal value(3)
159 days to close transaction

	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	Q3'24 TTM	9.75-Year CAGR
Total Assets	$ 687	$ 1,077	$ 1,106	$ 1,322	$ 2,099	$ 2,276	$ 4,175	$ 4,733	$ 5,990	$ 6,585	$ 6,889	27%
Core Net Income(1)	$ 4.4	$ 4.1	$ 5.1	$ 3.1	$ 16.8	$ 24.6	$ 37.5	$ 53.9	$ 57.6	$ 66.3	$ 63.1	32%
Core Diluted EPS(1)	$ 0.72	$ 0.73	$ 0.70	$ 0.39	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 2.48	14%
Core ROAA(1)	0.58%	0.51%	0.45%	0.26%	1.00%	1.15%	1.09%	1.22%	1.05%	1.05%	0.95%	---
Core Efficiency Ratio(1)	76.5%	77.6%	81.1%	77.7%	66.9%	63.4%	61.1%	60.6%	62.8%	61.9%	64.4%	---

Note: Dollars in millions, except per share data.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation. Core earnings measures exclude merger charges, gain/loss on sale of securities, gain/loss on sale of former bank branches, among other non-core items.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation. Reflects TTM results as of September 30, 2024.
(3) Consolidated total assets for Oakwood Bancshares, Inc. as of March 31, 2024. Reflects transaction value at announcement.

11

12 LIQUIDITY AND DEPOSITS Deposit Composition Non-Interest Bearing NOW & Int. Bearing DDA MMDA & Savings Time Deposits • Bolstered cash reserves in 2023 in response to tighter monetary policy and continued to carry higher balances in 3Q24 at 5.56% to total assets. • Remain focused on core deposits, which represent over 85% of total deposits. • Continue to take advantage of wholesale funding alternatives to optimize interest costs and liquidity, utilizing FHLB and the brokered deposit market. • Ample contingent liquidity available of over $3 billion at 9/30/2024, to supplement core deposit growth as needed. $5.64B Note: Dollars in millions. Data as of September 30, 2024. Historical Deposit Composition Liquidity Sources FHLB Borrowings Capacity 1,171$ Unencumbered Securities 574$ Cash Reserves 213$ Fed Funds Sold 170$ Fed Funds Lines Available 145$ FRB Discount Window 922$ Total 3,195$

13 SECURITIES PORTFOLIO AFS Securities Portfolio• Portfolio serves as a source of on-balance sheet liquidity and provides interest income stability during times of declining rates. • With the relatively high-rate environment, the Bank is reinvesting portfolio cash flows and taking opportunities to modestly grow the portfolio as liquidity allows. • Total portfolio as of 3Q24 was $974.6 million in AFS, of which agency mortgage-backed securities (MBS) and A-rated municipal securities were the largest components. - 3Q24 weighted average yield of 2.59% - Weighted average life of 4.49 years - Estimated effective duration of 3.77 years $974.6M Note: Dollars in millions. Data as of September 30, 2024. Book Market Net Unrealized Value Value Gain / (Loss) Municipal Securities 308.5$ 285.1$ (23.4)$ Mortgage-Backed Securities 590.0 560.1 (30.0)$ Corporate & Other Securities 48.2 44.5 (3.7)$ U.S. Government Agencies / Treasuries 27.8 26.4 (1.4)$ Total AFS Securities 974.6$ 916.1$ (58.5)$ Deferred Tax Impact 12.4$ Other Equities Unrealized Gain/Loss -$ Accumulated Other Comprehensive Income/Loss (46.1)$

OPTIMIZING BRANCH NETWORK AND INFRASTRUCTURE INVESTMENTS

BFST Footprint[(1)]



Dallas
Fort Worth
Houston
Shreveport
Louisiana
Alexandria
Beaumont

b1BANK (Organic / De Novo) (15 active[(2)] / 2 closed)	Blue circle	**Richland** (5 active[(3)] / 2 sold / 1 closed)	Purple circle
American Gateway (6 active / 4 closed)	Orange circle	**Pedestal** (17 active / 1 Sold / 4 closed[(4)])	Yellow circle
Minden (2 active / 0 closed)	Green circle	**Texas Citizens** (5 active / 1 closed)	Navy circle
Closed, Sold, or Consolidated (2 legacy / 13 acquired / 1 De Novo LPO)	✕	**Loan Production Office (LPO)** (2 active / 1 consolidated)	Red star

Banking Center Activity – 3Q24

- ✓ Opened Southern Dallas Banking Center in Dallas, TX
- ✓ Opened Westlake LPO in Westlake, TX

December 31, 2014
6 Locations

- ✓ 6 full-service Banking Centers
- ✓ ~$98MM avg. total deposits per Banking Center

➕

62 Added

- ✓ 48 acquired Banking Centers
- ✓ 7 De Novo Banking Centers
- ✓ 7 De Novo LPOs (4 LPOs converted to full-service, 1 LPO consolidated into existing Banking Center)

➖

16 Closed or Sold

- ✓ 2 legacy b1BANK Banking Centers closed
- ✓ 1 LPO consolidated into existing location
- ✓ 10 acquired Banking Centers closed
- ✓ 3 acquired Banking Centers sold for a gain

=

September 30, 2024
52 Locations

- ✓ 50 Banking Centers[(3)]
- ✓ 2 active LPOs
- ✓ ~$115MM avg. total deposits per Banking Center[(5)]
- ✓ ~34% increase in average NIB deposits per Banking Center[(6)]

Data Source: S&P Global Market Intelligence.
(1) Reflects b1BANK branch network, including all acquired, closed/divested, and de novo Banking Centers.
(2) Includes four legacy b1BANK locations that converted from LPO to full-service Banking Centers. Includes six DFW Banking Centers.
(3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.
(4) Excludes one location sold by Pedestal prior to closing.
(5) Excludes active LPOs and Rayville, LA standalone ITM from calculation.
(6) Represents aggregate growth in average noninterest bearing deposits per Banking Center from December 31, 2014, to September 30, 2024. Excludes active LPOs and Rayville, LA standalone ITM from calculation.

14

15 SMITH SHELLNUT WILSON (SSW) • April 1, 2021 – Smith Shellnut Wilson, LLC (SSW) was acquired by b1BANK and operates as a wholly-owned affiliate of b1BANK • SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, municipalities, high-net worth individuals, trusts and business entities • As of September 30, 2024, SSW maintained ~$6.91 billion in AUM(1), which includes negative impact of AOCI (~$5.63 billion bank AUM(1), ~$1.28 billion non-bank AUM) • For 3Q24, 40% of total AUM fees were represented by banks and credit unions and SSW provided portfolio management services for 50 bank clients FINANCIAL INSTITUTIONS GROUP (FIG) • September 2020, b1BANK announced the formation of its Financial Institutions Group (FIG) • The FIG team is headquartered in Dallas and responsible for correspondent banking activities, including loan participations and deposit gathering initiatives • FIG currently maintains $535 million in total loan participations sold(2) and has generated $257(2) million in total deposits through a relationship network of ~100(2) total bank partners WATERSTONE LSP February 1, 2024 – Waterstone LSP was acquired by b1BANK and operates as a wholly- owned affiliate as a comprehensive resource for streamlined SBA lending. Waterstone opti- mizes partner banks’ SBA lending capabilities and achieves growth objectives with the following services:  Strategic Planning: Collaborate with client’s leadership to tailor an SBA lending strategy aligned with the institution’s goals  Efficient Loan Management: Waterstone’s platform simplifies pre-qualification, underwriting, packaging, and closing, accelerating the loan cycle and minimizing workload  Professional Servicing & Liquidation: Handle monthly reporting, remittances, payment processing, and all servicing actions diligently, ensuring compliance and efficiency Snapshot as of September 30, 2024:  21 banks under LSP Agreements with 5 new banks signed during 3Q24  3Q24 loan closing volume of $17.2 million (includes $12.0 million of b1BANK loan closings)  4Q24 active pipeline of ~$44 million INTEREST RATE SWAPS November 2023, b1BANK announced the formation of its Derivative Solutions Group, providing a full suite of interest rate hedging products offered to our commercial borrowers, including, but not limited to; interest rate swaps, caps, floors, collars, cancellable swaps. We expect to expand into our institutional client base. Overview / Benefits • Protects b1BANK’s balance sheet from interest rate risk and generates fee income • Allows b1 bankers to compete effectively with larger regional and national banks who offer same product line, primarily, customer-level back-to-back rate swaps 3Q24 YTD PRODUCTION • 20 total trades • $71.6 million in total loan notional from back-to-back client swaps generated $900k in fee income NONINTEREST REVENUE OPPORTUNITIES (1) Includes bank and credit union AUM. Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios. (2) Reflects current position as of September 30, 2024. Does not necessarily include total production/volume since inception. • The FIG sales team was also instrumental in BFST’s 1Q21 self- managed $52.5 million subordinated debt offering and the 3Q22 self- managed $72.0 million preferred equity raise

16 Financial Results

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024
Profitability	Diluted Earnings per Common Share	$0.76	$0.57	$0.48	$0.62	$0.65
	ROAA	1.17 %	0.88 %	0.74 %	0.95 %	0.97 %
	ROACE	14.16	10.54	8.51	10.94	10.76
	Net Interest Margin	3.61	3.50	3.32	3.45	3.51
	Efficiency Ratio[1]	59.23	63.36	69.80	65.14	63.45
	Net Income Available to Common Shareholders in thousands	$19,104	$14,474	$12,220	$15,856	$16,492
	Core Pre-Tax, Pre-Provision Income[1] in thousands	$25,123	$23,444	$19,061	$23,494	$25,281
	Core Diluted Earnings Per Common Share[1]	$0.70	$0.66	$0.50	$0.64	$0.68
	Core ROAA[1]	1.10 %	1.03 %	0.77 %	0.98 %	1.01 %
	Core ROACE[1]	13.32	12.27	8.92	11.22	11.23
	Net Interest Margin excluding loan discount accretion[1]	3.46	3.38	3.27	3.34	3.46
	Core Efficiency Ratio[1]	60.58	62.59	68.68	64.50	62.21
Capital	Tier 1 Leverage Ratio[2]	9.31 %	9.52 %	9.38 %	9.49 %	9.61 %
	Total Risk-Based Capital Ratio[2]	12.71 %	12.85 %	12.78 %	12.88 %	12.99 %
	Tangible Common Equity / Tangible Assets[1]	6.76 %	7.28 %	7.19 %	7.43 %	7.75 %
	Tangible Book Value Per Share[1]	$17.03	$18.62	$18.61	$19.22	$20.60
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.33 %	0.34 %	0.43 %	0.43 %	0.50 %
	Allowance for Credit Losses / Loans (Excl. HFS)	0.90	0.88	0.88	0.86	0.86
	ACL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.20	1.12	1.10	1.05	1.04
	NCOs / Average Loans	0.04	0.02	0.01	0.03	0.02

- Net interest margin excluding loan discount accretion increased 12 bps headlined by a rate reduction of the money market portfolio of 35 bps from the linked quarter of 4.22% to 3.87% while increasing loan yields to 7.12% up 5 bps from the linked quarter.
- Weighted average loan originations continued to hold strong in September at 8.49%.
- Investments in Non-interest income revenue initiatives continue to show early signs of success with Swap revenue of $937 thousand during Q3.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of 9/30/2024.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

17

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	9/30/2024	Change vs. 6/30/2024	Change vs. 9/30/2023	Q3'24 Highlights
Gross Loans (Excl. HFS)	$5,220.1	1%	6%	Organic loan growth of 1.11% for the quarter (4.41% Annualized) led by CRE ($58.3 million) and C&D ($16.9 million). Loan growth for the quarter was headlined by organic growth in North LA and New Orleans with our Texas exposure down slightly to 35% of the overall loan portfolio.
ACL + Fair Value Discount on Acquired Loans	$54.0	0%	-8%	ACL + Fair Value Discount on acquired loans as a percentage of total loans of 1.03%. Loan purchase discount decreased by approximately $0.7 million.
Investment Securities	$916.1	5%	8%	The quarterly improvement in fair market value was due to positive fair value adjustments ($27.4 million).
Deposits	$5,640.9	1%	9%	Deposits increased $77.3 million (1.39%, or 5.53% Annualized) during Q3 mostly attributable to $196.5 million growth in interest-bearing deposits partially offset by $119.3 million of reduction in noninterest-bearing deposits.
Borrowings	$493.5	15%	-23%	Borrowings increased $65.0 million for the quarter due to an additional short-term, 14-day FHLB advance that matured on October 1, 2024, and was refinanced. The year-over-year decline of $148.7 million was mostly due to the payoff of a $300.0 million BTFP advance in March.
Total Equity	$699.5	5%	16%	Increase in equity for the quarter was driven by $16.5 million net income available to common shareholders as well as a $21.6 million improvement in AOCI for Q3. The annual increase was driven by $59.0 million net income available to common shareholders as well as a $48.1 million AOCI improvement.

Balance Sheet Ratios, $ actual	9/30/2024	Actual 6/30/2024	Actual 9/30/2023	Highlights
Total Risk-Based Capital Ratio[1]	12.99 %	12.88 %	12.49 %	The improvement in the risk-based capital ratio was attributable to retained earnings supporting loan growth.
Tangible Common Equity / Tangible Assets[2]	7.75 %	7.43 %	6.76 %	Improvement for the quarter and year are due to retention of earnings coupled with a positive AOCI changes.
Tangible Book Value Per Share[2]	$20.60	$19.22	$17.03	TBV improved from the linked quarter and is attributed to $16.5 million net income available to common shareholders and a $21.6 million improvement in AOCI. TBVPS growth excluding AOCI of 9.74% QTD and 8.00% year-over-year show franchise value.
Gross Loans (Excl. HFS) / Deposits	92.54 %	92.80 %	97.69 %	Year-over-year shift was due to focus on organic deposit growth.

(1) Preliminary consolidated capital ratios as of September 30, 2024.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

18

19 ACL & FV Discount(3) Past Due Loans(1) Note: Dollars in millions. Peer average based on average of last five quarters ending 2Q24, Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBK, RRBI, GNTY, VBTX, TCBX, STEL. (1) Past due loans include balances past due 30 days or more and not on a nonaccrual status. (2) Nonperforming loans include loan balances past due 90 days or more as well as loans on a nonaccrual status. (3) Total Loans includes SBA PPP loan balances. STABLE CREDIT PERFORMANCE Nonperforming Loans(2) Net Charge-offs

20 Note: Data is as of September 30, 2024. Chart based on GAAP data. (1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation. YIELD / RATE ANALYSIS (1)

ESTIMATED DEPOSIT BETA IN EASING RATE CYCLE

- **Internal modeling implies an estimated total deposit beta of 45% – 55%, in the near-term downward rate cycle**
- **Opportunity to improve pre-tax earnings with a low single-digit expansion in the Core NIM under the 50 bps reduction scenario, assuming a static balance sheet over the next twelve months**
- **Overall Core CD balance[(1)] retention rate increased to 83% during September, up from 75% in June**
- **$204 million remaining Core CD balances[(1)] will mature in Q4'24, with $109 million maturing in Q1'25**

Deposit Portfolio[(2)] (as of 9/30/24)	% of Deposits	$ Amount of Deposits	Weighted Avg. Rate[(3)]	Approx. Beta in Easing Cycle
Non-Interest Bearing Deposits	21.1%	$1,190.9	-%	-%
Core Time Deposits	8.8%	$494.3	3.58%	45 - 55%
High Beta/Special CDs	5.3%	$296.7	4.77%	55 - 65%
Brokered Deposits	9.5%	$534.2	4.73%	100%
Low Beta/Standard Non-Maturity Deposits	16.5%	$932.2	2.32%	25 - 35%
Higher Beta Non-Maturity Deposits	38.9%	$2,192.6	3.58%	70 - 80%
Total Deposits	**100.0%**	**$5,640.9**	**2.79%**	**45 - 55%**

Note: Dollars in millions; amounts may not total due to rounding. Betas are estimates that reflect the deposit portfolio composition as of September 30, 2024, based on analysis of BFST deposit pricing in prior cycles.
(1) Core CDs exclude brokered deposits and CDARs.
(2) Reflects consolidated deposit balances as of September 30, 2024, for b1BANK only.
(3) Reflects weighted average rate as of month-end, September 30, 2024.

21

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

49.7% of total loans HFI are floating / variable rate or fixed rate maturing within the next 12-months

98.4% of all floating-rate loans would reprice immediately with another +0.25% shift in interest rates



0.7%
22.2%
17.7%
9.1%
50.3%

	Outstanding Balance ($MM)	Outstanding Balance (% of Total)	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	$ 2,626.9	50.3%	5.61%
Fixed Rate Loans (mature < 1 year)	473.8	9.1%	6.28%
Floating Rate with Floors	923.6	17.7%	8.02%
Floating Rate without Floors	1,159.2	22.2%	8.26%
Adjustable Rate Loans	37.2	0.7%	5.55%
Total	**$ 5,220.7**	**100.0%**	**6.69%**

- 39.9% of total loans HFI are floating rate
  - 98.4% of floating-rate loans would reprice immediately with another +0.25% shift in interest rates
- 75.1% of floating-rate loans float on the WSJ Prime Daily Index
- 59.4% of total loans HFI are fixed rate
  - 9.8% of fixed-rate loans mature within the next 12 months[2]

Maturities by Loan Type

(dollars in millions)	Fixed Rate Loans Maturing Beyond 1-Year Q4'25	FY 2026	FY 2027	FY 2028	> FY 2028
C&D	$ 1.9	$ 36.4	$ 96.4	$ 11.8	$ 33.1
Owner-Occupied CRE	5.0	92.6	153.0	118.2	272.8
Income Producing CRE	6.6	163.3	308.3	80.2	213.8
C&I	4.4	54.8	83.9	97.0	202.7
Agricultural	0.1	0.7	0.9	0.7	2.2
Farmland	0.1	6.2	6.0	13.2	27.2
1-4 Family	9.6	69.2	81.7	56.6	157.8
Consumer & Other	2.6	15.1	84.9	20.2	36.0
Total	**$ 30.4**	**$ 438.2**	**$ 815.0**	**$ 397.8**	**$ 945.4**
Weighted Avg. Rate[1]	**4.85%**	**5.32%**	**5.17%**	**6.96%**	**5.59%**

(dollars in millions)	Fixed Rate Loans Maturing within the next 12-Months Q4'24	Q1'25	Q2'25	Q3'25	NTM Total
C&D	$ 20.0	$ 9.5	$ 36.3	$ 20.2	$ **86.0**
Owner-Occupied CRE	19.5	11.6	8.1	23.3	**62.5**
Income Producing CRE	24.0	16.3	7.6	9.4	**57.4**
C&I	33.1	29.7	35.2	13.8	**112.0**
Agricultural	3.6	28.6	6.1	3.2	**41.5**
Farmland	7.0	0.5	5.7	1.2	**14.4**
1-4 Family	17.1	5.5	17.9	9.4	**49.9**
Consumer & Other	14.5	12.0	21.0	2.8	**50.2**
Total	**$ 138.8**	**$ 113.7**	**$ 137.9**	**$ 83.4**	**$ 473.8**
Weighted Avg. Rate[1]	**6.51%**	**6.59%**	**6.04%**	**5.86%**	**6.28%**

(dollars in millions)	All Floating Rate Loans, Maturing, Q4'24	FY 2025	FY 2026	FY 2027	> FY 2027
C&D	$ 135.7	$ 117.6	$ 71.4	$ 13.9	$ 45.1
Owner-Occupied CRE	9.0	19.4	4.5	22.6	180.1
Income Producing CRE	35.8	27.1	67.6	17.2	162.0
C&I	128.3	259.4	84.7	19.0	215.7
Agricultural	3.1	31.4	0.0	0.9	1.8
Farmland	5.7	69.1	7.9	21.1	17.0
1-4 Family	10.5	20.6	14.1	9.4	90.2
Consumer & Other	39.3	40.8	5.3	18.8	39.4
Total	**$ 367.4**	**$ 585.5**	**$ 255.6**	**$ 123.0**	**$ 751.4**
Weighted Avg. Rate[1]	**8.52%**	**8.37%**	**8.29%**	**8.92%**	**7.64%**

Note: Dollars in millions. Data is as of September 30, 2024. Loan balances per the general ledger before accounting adjustments, excluding deferred costs/fees, credit cards, overdrafts and loan premium/discount.
(1) Reflects weighted average stated rate for the month-end for each period indicated.
(2) Includes adjustable-rate loans.

22

23 Loan Portfolio

24 Note: Data is as of September 30, 2024. Dollars in millions. Loan balances are before accounting adjustments. (1) Net operating loans are defined as loans per the general ledger, excluding deferred costs/fees, corporate and other, overdrafts and loan premium/discount. OPERATING LOAN GROWTH Loan Composition by Region Q3’24 YTD Loan Growth Waterfall $1,282 $(487) $(610) $35 $5,221 $5,000 Beginning Loans BFST Originations Paydowns Payoffs Net Refinance Ending Loans12/31/23 9/30/24

25 Note: Loan composition as of September 30, 2024, based on preliminary FDIC call report data. LOAN COMPOSITION $5.22 billion Total Loan Portfolio Composition Top 5 Exposure Categories Outstanding Unfunded Average NPLs % of Balance Commitment Loan Size Total Loans Commercial $1.4 billion $656 million $334 thousand 0.39% CRE - Owner-Occupied $937 million $37 million $807 thousand 0.65% CRE - Non Owner-Occupied $1.13 billion $54 million $1.85 million 0.07% Construction & Land $654 million $169 million $588 thousand 0.89% 1-4 Family $494 million $5 million $186 thousand 1.13% Total $4.62 billion $0.92 billion $754 thousand 0.51%

26 LOAN COMPOSITION: COMMERCIAL Note: Data is as of September 30, 2024. Percentages based on loan balances before accounting adjustments. • Commercial loans represent 28.7% of the total loan portfolio • Total commercial loan growth year-over-year of $164.1 million represents 54.7% of all loan growth • Weighted average maturity of the commercial portfolio is 2.36 years Commercial Loans by Collateral Commercial Loans by Region

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



$654.4 million
5.8%
8.9%
15.2%
17.8%
4.9%
11.2%
6.1%
8.3%
13.6%
8.3%

C&D Portfolio	
Raw Land	5.8%
Vacant Residential Lots	8.9%
Vacant Commercial Lots	15.2%
Land Development - Residential	17.8%
Residential Construction - OORE	4.9%
Residential Construction - Non OORE	11.2%
Commercial Construction - Retail	6.1%
Commercial Construction - Office	8.3%
Commercial Construction - Apartment/Multi-Family	13.6%
Commercial Construction - Other	8.3%
Total C&D	**100.0%**

CRE Composition - Owner Occupied



$936.7 million
0.7%
33.1%
24.0%
14.5%
10.9%
16.8%

Owner Occupied CRE Portfolio	
Hotel/Motel	0.7%
Office Building	33.1%
Office/Warehouse	24.0%
Retail	14.5%
Commercial Building	10.9%
Other	16.8%
Total CRE - Owner Occupied	**100.0%**

CRE Composition - Income Producing



$1.13 billion
15.4%
23.3%
3.0%
8.8%
9.0%
27.2%
6.7%
6.7%

Income Producing CRE Portfolio	
Hotel/Motel	15.4%
Office Building	23.3%
Office/Warehouse	3.0%
Warehouse	8.8%
Retail - Single-Tenant	9.0%
Retail - Multi-Tenant	27.2%
Commercial Building	6.7%
Other	6.7%
Total CRE - Income Producing	**100.0%**

C&D by Geography[(1)]



$654.4 million
15.3%
14.8%
8.4%
4.9%
3.5%
3.0%
2.9%
2.9%
2.9%
2.6%
38.8%

C&D Portfolio	
Dallas, TX	15.3%
Baton Rouge, LA	14.8%
Covington, LA	8.4%
Hammond, LA	4.9%
New Orleans, LA	3.5%
Frisco, TX	3.0%
Lake Charles, LA	2.9%
Ruston, LA	2.9%
Celina, TX	2.9%
Houston, TX	2.6%
All Other Geographies	38.8%
Total C&D	100.0%

Owner Occupied CRE Geography[(1)]



$936.7 million
10.4%
8.1%
7.0%
3.9%
3.6%
3.2%
3.0%
2.9%
2.7%
2.6%
52.7%

Owner Occupied CRE Portfolio	
Baton Rouge, LA	10.4%
Houston, TX	8.1%
New Orleans, LA	7.0%
Dallas, TX	3.9%
Lake Charles, LA	3.6%
Lafayette, LA	3.2%
Bossier City, LA	3.0%
Houma, LA	2.9%
Friendswood, TX	2.7%
Metairie, LA	2.6%
All Other Geographies	52.7%
Total CRE - Owner Occupied	100.0%

Income Producing CRE Geography[(1)]



$1.13 billion
12.0%
10.5%
8.5%
8.4%
7.7%
4.2%
3.9%
3.3%
3.2%
2.5%
35.8%

Income Producing CRE Portfolio	
Dallas, TX	12.0%
Baton Rouge, LA	10.5%
Covington, LA	8.5%
Monroe, LA	8.4%
Houston, TX	7.7%
Metairie, LA	4.2%
Lafayette, LA	3.9%
Lake Charles, LA	3.3%
New Orleans, LA	3.2%
Austin, TX	2.5%
All Other Geographies	35.8%
Total CRE - Income Producing	100.0%

C&D Highlights

- $654.4 million total portfolio
- $26.7 million largest relationship[(2)]
- $590 thousand average loan size
- $275.8 million maturing over the next 12-months[(3)]
- Dallas, Baton Rouge and Covington represent top 3 geographies within C&D and comprise 38.5% of all C&D loans or $251.8 million

Owner-Occupied Highlights

- $936.7 million total portfolio
- $14.7 million largest relationship[(2)]
- $809 thousand average loan size
- $74.1 million maturing over the next 12-months[(3)]
- Baton Rouge, Houston and New Orleans represent top 3 geographies within owner-occupied and comprise 25.5% of all owner-occupied loans or $239.0 million

Income Producing Highlights

- $1.13 billion total portfolio
- $28.1 million largest relationship[(2)]
- $1.86 million average loan size
- $110.3 million balance maturing over the next 12-months[(3)]
- Dallas, Baton Rouge and Covington represent top 3 geographies within income producing and comprise 31.0% of all income producing loans or $350.7 million

Note: Dollars in millions. Data is as of September 30, 2024. Percentages based on loan balances before accounting adjustments.
(1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.
(2) Represents the largest loan in each portfolio net of balances sold to other institutions.
(3) Represents the outstanding principal balance of all loans maturing between October 1, 2024, through September 30, 2025.

27

LOAN COMPOSITION: OFFICE LENDING BY GEOGRAPHY

Office C&D by Geography[(1)(2)]



$654.4MM Total C&D
95.5% All Other C&D
4.5% Office C&D
$29.2MM Office C&D
33.4%
19.2%
18.6%
9.3%
8.7%
10.8%

Office C&D (1)(2)	
Dallas, TX	33.4%
Frisco, TX	19.2%
Baton Rouge, LA	18.6%
Katy, TX	9.3%
Plano, TX	8.7%
Other Geographies	10.8%
Total Office C&D	**100.0%**

Office C&D Highlights

- $29.2 million total office C&D portfolio comprised of 15 loans in 9 distinct geographies throughout Texas and Louisiana
- Largest C&D office loan is a $8.9 million credit in Dallas, TX
- 100.0% of the office C&D portfolio is risk rated as pass watch or better

Office CRE – Owner-Occupied by Geography[(1)(2)]



$936.7MM Owner Occupied CRE
66.8% All Other Owner Occupied CRE
33.2% Owner Occupied Office CRE
$310.8MM Owner Occupied Office CRE
11.7%
9.5%
6.4%
5.6%
4.7%
62.0%

Owner Occupied Office CRE(1)(2)	
Baton Rouge, LA	11.7%
Covington, LA	9.5%
Houston, TX	6.4%
Grapevine, TX (DFW)	5.6%
Houma, LA	4.7%
Other Geographies	62.0%
Total OO Office CRE	**100.0%**

Office CRE Owner-Occupied Highlights

- $310.8 million total office CRE owner-occupied portfolio comprised of 363 loans in 99 distinct geographies throughout Texas and Louisiana
- Largest office CRE owner-occupied loan is a $14.7 million credit in Grapevine (DFW), TX
- 99.7% of the office CRE – owner-occupied portfolio is risk rated as pass watch or better

Office CRE – Income-Producing by Geography[(1)(2)]



$1.13B Income Producing CRE
76.6% All Other Income Producing CRE
23.4% Income Producing Office CRE
$265.3MM Income Producing Office CRE
20.4%
18.4%
14.6%
7.9%
7.6%
31.1%

Income Producing Office CRE(1)(2)	
Dallas, TX	20.4%
Houston, TX	18.4%
Baton Rouge, LA	14.6%
Shreveport, LA	7.9%
Metairie, LA (NOLA)	7.6%
Other Geographies	31.1%
Total Inc. Prod. Office CRE	**100.0%**

Office CRE Income Producing Highlights

- $265.3 million total office CRE income-producing portfolio comprised of 162 loans in 52 distinct geographies throughout Texas and Louisiana
- Largest office CRE income producing loan is a $28.1 million credit in Houston, TX
- 99.8% of the office CRE – income-producing portfolio is risk rated as pass watch or better

Note: Dollars in millions, unless otherwise noted. Above loan balances reflect outstanding principal bank balance, net of loan participations, as of September 30, 2024.
(1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.
(2) Office C&D, Owner-Occupied CRE, and Income-Producing CRE office detail exclude office warehouse loans.

28

29 APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					YTD
	2019	2020	2021	2022	2023	2024
Balance Sheet & Capital						
Total Assets	$2,273,835	$4,160,360	$4,726,378	$5,990,460	$6,584,550	$6,888,649
Gross Loans (Excl. HFS)	1,710,265	2,991,355	3,189,608	4,606,176	4,992,785	5,220,118
Deposits	1,782,010	3,616,679	4,077,283	4,820,345	5,248,790	5,640,946
Total Equity	285,097	409,963	433,368	580,481	644,259	699,524
Tangible Common Equity / Tangible Assets[1]	10.36 %	8.45 %	7.76 %	6.89 %	7.28 %	7.75 %
Tier 1 Leverage Ratio[2]	10.56	8.79	8.14	9.49	9.52	9.61
Total Risk-based Capital Ratio[2]	13.30	--	11.94	12.75	12.85	12.99
Net Loans (Excl. HFS) / Assets	74.68 %	71.37 %	66.87 %	76.25 %	75.21 %	75.17 %
Gross Loans (Excl. HFS) / Deposits	95.97	82.71	78.23	95.56	95.12	92.54
NIB Deposits / Deposits	22.38	32.19	31.66	32.14	24.75	21.11
Commercial Loans / Loans (Excl. HFS)[3]	22.83	21.60	22.62	25.05	27.22	28.67
C&D / Total Risk-Based Capital[4]	95.9 %	106.0 %	117.0 %	109.8 %	91.7 %	84.7 %
CRE / Total Risk-Based Capital[4]	222.4	262.0	250.1	272.1	253.5	250.5
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	0.53 %	0.35 %	0.41 %	0.25 %	0.34 %	0.50 %
NPAs / Assets (Excl. TDRs)[5]	0.58	0.48	0.31	0.21	0.28	0.40
Reserves / Loans (Excl. HFS)	0.71	0.74	0.91	0.83	0.81	0.81
NCOs / Average Loans	0.10	0.06	0.03	0.04	0.11	0.06
Profitability Ratios						
Net Income Available to Common Shareholders	$23,772	$29,994	$52,136	$52,905	$65,642	$44,568
ROAA	1.11 %	0.88 %	1.18 %	0.97 %	1.04 %	0.89 %
ROACE	8.70	8.42	12.25	11.59	12.36	10.08
Net Interest Margin	4.10 %	4.06 %	3.84 %	3.92 %	3.62 %	3.43 %
Efficiency Ratio	64.37	67.75	61.84	65.26	61.61	66.02
Non-Interest Income / Avg. Assets	0.50	0.63	0.80	0.54	0.62	0.64
Non-Interest Expense / Avg. Assets	2.74	2.95	2.66	2.73	2.47	2.54

Note: Dollars in thousands. As of December 31.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of 9/30/2024. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on preliminary FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

30

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q3'24
Construction - 1-4 Family Residential	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 109,629	$ 117,128	$ 105,462
Other Const, Development, Vacant Land & Lots	155,569	183,401	334,562	457,667	612,445	552,670	548,894
Total Construction	**211,054**	**244,181**	**403,065**	**548,528**	**722,074**	**669,798**	**654,356**
% of Total Loans [1]	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.7%*	*13.4%*	*12.5%*
% of Total Bank Capital	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*116.7%*	*97.6%*	*89.9%*
Multi-Family Properties	39,273	36,454	95,707	97,508	98,637	108,432	148,355
Commercial Rental	226,723	284,795	496,198	525,977	967,915	1,072,280	1,132,284
Other Loans for Real Estate Purposes	10,286	708	736	500	409	481	231
Total Outstanding CRE Exposure	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,789,035**	**$ 1,850,991**	**$ 1,935,226**
% of Total Loans [1]	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*38.8%*	*37.1%*	*37.1%*
% of Total Bank Capital	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*289.1%*	*269.7%*	*266.0%*
Credit Ratings [2]							
Pass-Watch / Special Mention %	1.6%	0.5%	1.7%	2.7%	3.0%	2.4%	8.2%
Classified %	0.9%	0.9%	0.7%	1.2%	0.7%	0.6%	0.4%
Total Watch List %	2.5%	1.4%	2.4%	3.9%	3.6%	3.0%	8.6%
Past Dues [3]							
Nonaccrual Loans	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 1,250	$ 4,569	$ 6,575
Past Due 90 days or more	-	-	77	-	4	-	56
Total Past Due	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 1,254	$ 4,569	$ 6,631
Total Past Due / Total CRE Loans	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.1%*	*0.2%*	*0.3%*
Net Charge Offs YTD [4]	$ (322)	$ (2)	$ 14	$ 147	$ (9)	$ 1,982	$ 675
Net Charge Offs YTD / CRE Loans	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*(0.00%)*	*0.11%*	*0.03%*

Note: Dollars in thousands.
(1) Calculated at the bank level based on preliminary FDIC call report data.
(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.
(4) All charge-offs are YTD through period noted.

31

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2019	2020	2021	2022	2023	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24
Core Net Income:										
Net Income	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 19,104	$ 14,474	$ 12,220	$ 15,856	$ 16,492
Adjustments[(1)]:										
Sale of Impaired Credit	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 568	$ 277	$ 799	$ 566	$ -	$ -	$ -	$ (39)	$ -	$ -
Write-Down on Former Bank Premises	$ -	$ -	$ -	$ -	$ 341	$ -	$ 341	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (84)	$ (107)	$ (299)	$ 38	$ 2,023	$ -	$ 1,974	$ 1	$ -	$ 10
(Gain)/Loss on Sale of Banking Center	$ (243)	$ -	$ (354)	$ -	$ (745)	$ (735)	$ (10)	$ -	$ -	$ -
(Gain)on extinguishment of debt	$ -	$ -	$ -	$ -	$ (1,150)	$ (408)	$ -	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ 1,230	$ 395	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ 69	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 603	$ 7,832	$ 407	$ 4,236	$ 215	$ 2	$ 62	$ 626	$ 417	$ 319
Core conversion expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 403
Core Net Income	$ 24,614	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 17,963	$ 16,841	$ 12,808	$ 16,273	$ 17,224
Core Return on Average Assets:										
Net Income	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 19,104	$ 14,474	$ 12,220	$ 15,856	$ 16,492
Core Net Income	$ 24,545	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 17,963	$ 16,841	$ 12,808	$ 16,273	$ 17,224
Average Assets	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 5,473,508	$ 6,341,880	$ 6,474,935	$ 6,494,861	$ 6,667,527	$ 6,711,173	$ 6,788,644
ROAA	1.11%	0.88%	1.18%	0.97%	1.04%	1.17%	0.88%	0.74%	0.95%	0.97%
Core ROAA	1.15%	1.09%	1.22%	1.05%	1.05%	1.10%	1.03%	0.77%	0.98%	1.01%
ROACE	8.70%	8.42%	12.25%	11.59%	12.36%	14.16%	10.54%	8.51%	10.94%	10.76%
Core ROACE	9.01%	10.51%	12.67%	12.62%	12.49%	13.32%	12.27%	8.92%	11.22%	11.23%
Average Diluted Shares Outstanding	13,670,777	18,243,445	20,634,281	22,817,493	25,296,200	25,288,660	25,333,913	25,429,194	25,395,614	25,440,247
Diluted Earnings per Common Share	$ 1.74	$ 1.64	$ 2.53	$ 2.32	$ 2.59	$ 0.76	$ 0.57	$ 0.48	$ 0.62	$ 0.65
Core Diluted Earnings per Common Share	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 0.71	$ 0.66	$ 0.50	$ 0.64	$ 0.68
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 80,198	$ 127,646	$ 153,884	$ 199,577	$ 215,129	$ 55,294	$ 53,760	$ 51,531	$ 54,009	$ 56,114
Adjustments:										
Loan purchase discount accretion	(2,602)	(6,592)	(7,750)	(9,432)	(9,311)	(2,419)	(1,921)	(785)	(1,695)	(705)
Adjusted Net Interest Income	$ 77,596	$ 121,054	$ 146,134	$ 190,145	$ 205,818	$ 52,875	$ 51,839	$ 50,746	$ 52,314	$ 55,409
Average Interest-earning Assets	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 5,091,684	$ 5,939,405	$ 6,071,129	$ 6,086,330	$ 6,246,130	$ 6,291,616	$ 6,363,995
Net Interest Margin	4.10%	4.06%	3.84%	3.92%	3.62%	3.61%	3.50%	3.32%	3.45%	3.51%
Net Interest Margin excluding loan discount accretion	3.97%	3.85%	3.64%	3.73%	3.47%	3.46%	3.38%	3.27%	3.34%	3.46%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

32

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income and ROAA - Trailing Twelve Months

	Fiscal Quarter Q4'23	Fiscal Quarter Q1'24	Fiscal Quarter Q2'24	Fiscal Quarter Q3'24	TTM Q3'24
Core Net Income:					
Net Income	$ 14,474	$ 12,220	$ 15,856	$ 16,492	$ 59,042
Adjustments[1]:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ (39)	$ -	$ -	$ (39)
Write-Down on Former Bank Premises	$ 341	$ -	$ -	$ -	$ 341
(Gain)/Loss on Sale of Securities	$ 1,974	$ 1	$ -	$ 10	$ 1,985
(Gain)/Loss on Sale of Banking Center	$ (10)	$ -	$ -	$ -	$ (10)
(Gain)on extinguishment of debt	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 62	$ 626	$ 417	$ 319	$ 1,424
Core conversion expenses	$ -	$ -	$ -	$ 403	$ 403
Core Net Income	$ 16,841	$ 12,808	$ 16,273	$ 17,224	$ 63,146
Core Return on Average Assets:					
Net Income	$ 14,474	$ 12,220	$ 15,856	$ 16,492	$ 59,042
Core Net Income	$ 16,841	$ 12,808	$ 16,273	$ 17,224	$ 63,146
Average Assets	$ 6,494,861	$ 6,667,527	$ 6,711,173	$ 6,788,644	$ 6,665,551
ROAA	0.88%	0.74%	0.95%	0.97%	0.89%
Core ROAA	1.03%	0.77%	0.98%	1.01%	0.95%
Average Diluted Shares Outstanding	25,333,913	25,429,194	25,395,614	25,440,247	25,399,742
Diluted Earnings per Common Share	$ 0.57	$ 0.48	$ 0.62	$ 0.65	$ 2.32
Core Diluted Earnings per Common Share	$ 0.66	$ 0.50	$ 0.64	$ 0.68	$ 2.48

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

33

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	Fiscal Quarter				
	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 604,366	$ 644,259	$ 649,034	$ 664,530	$ 699,524
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 532,436	$ 572,329	$ 577,104	$ 592,600	$ 627,594
Adjustments:					
Goodwill	(88,391)	(88,391)	(91,527)	(91,527)	(91,527)
Core deposit and other intangibles	(12,418)	(11,895)	(11,372)	(10,849)	(10,326)
Total Tangible Common Equity	$ 431,627	$ 472,043	$ 474,205	$ 490,224	$ 525,741
Tangible Assets					
Total Assets	$ 6,488,781	$ 6,584,550	$ 6,695,558	$ 6,703,889	$ 6,888,649
Adjustments:					
Goodwill	(88,391)	(88,391)	(91,527)	(91,527)	(91,527)
Core deposit and other intangibles	(12,418)	(11,895)	(11,372)	(10,849)	(10,326)
Total Tangible Assets	$ 6,387,972	$ 6,484,264	$ 6,592,659	$ 6,601,513	$ 6,786,796
Common Equity to Total Assets	8.21%	8.69%	8.62%	8.84%	9.11%
Tangible Common Equity to Tangible Assets	6.76%	7.28%	7.19%	7.43%	7.75%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 604,366	$ 644,259	$ 649,034	$ 664,530	$ 699,524
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 532,436	$ 572,329	$ 577,104	$ 592,600	$ 627,594
Adjustments:					
Goodwill	(88,391)	(88,391)	(91,527)	(91,527)	(91,527)
Core deposit and other intangibles	(12,418)	(11,895)	(11,372)	(10,849)	(10,326)
Total Tangible Common Equity	$ 431,627	$ 472,043	$ 474,205	$ 490,224	$ 525,741
Adjustments:					
Exclude AOCI	(94,236)	(66,585)	(71,634)	(67,784)	(46,144)
Total Tangible Common Equity (excl. AOCI)	$ 525,863	$ 538,628	$ 545,839	$ 558,008	$ 571,885
Common shares outstanding	25,344,168	25,351,809	25,485,383	25,502,175	25,519,501
Book Value per Common Share	$ 21.01	$ 22.58	$ 22.64	$ 23.24	$ 24.59
Tangible Book Value per Common Share	$ 17.03	$ 18.62	$ 18.61	$ 19.22	$ 20.60
Tangible Book Value per Common Share (excl. AOCI)	$ 20.75	$ 21.25	$ 21.42	$ 21.88	$ 22.41

Note: Dollars in thousands except per share data.

34

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	For the Year Ended December 31, 2019	2020	2021	2022	2023
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 580,481	$ 644,259
Preferred Stock	-	-	-	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 508,551	$ 572,329
Adjustments:					
Goodwill	(48,495)	(53,862)	(59,894)	(88,543)	(88,391)
Core deposit and other intangibles	(6,694)	(9,734)	(12,203)	(14,042)	(11,895)
Total Tangible Common Equity	$ 229,908	$ 346,367	$ 361,271	$ 405,966	$ 472,043
Tangible Assets					
Total Assets	$ 2,273,835	$ 4,160,360	$ 4,726,378	$ 5,990,460	$ 6,584,550
Adjustments:					
Goodwill	(48,495)	(53,862)	(59,894)	(88,543)	(88,391)
Core deposit and other intangibles	(6,694)	(9,734)	(12,203)	(14,042)	(11,895)
Total Tangible Assets	$ 2,218,646	$ 4,096,764	$ 4,654,281	$ 5,887,875	$ 6,484,264
Common Equity to Total Assets	12.54%	9.85%	9.17%	8.49%	8.69%
Tangible Common Equity to Tangible Assets	10.36%	8.45%	7.76%	6.89%	7.28%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 580,481	$ 644,259
Preferred Stock	-	-	-	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 508,551	$ 572,329
Adjustments:					
Goodwill	(48,495)	(53,862)	(59,894)	(88,543)	(88,391)
Core deposit and other intangibles	(6,694)	(9,734)	(12,203)	(14,042)	(11,895)
Total Tangible Common Equity	$ 229,908	$ 346,367	$ 361,271	$ 405,966	$ 472,043
Adjustments:					
Exclude AOCI	2,613	10,628	(1,177)	(74,204)	(66,585)
Total Tangible Common Equity	$ 227,295	$ 335,739	$ 362,448	$ 480,170	$ 538,628
Common shares outstanding	13,279,363	20,621,437	20,400,349	25,110,313	25,351,809
Book Value per Common Share	$ 21.47	$ 19.88	$ 21.24	$ 20.25	$ 22.58
Tangible Book Value per Common Share	$ 17.31	$ 16.80	$ 17.71	$ 16.17	$ 18.62
Tangible Book Value per Common Share (excl. AOCI)	$ 17.12	$ 16.28	$ 17.77	$ 19.12	$ 21.25

Note: Dollars in thousands except per share data.

35

36 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Note: Dollars in thousands. (1) Excludes gains/losses on sales of securities. TTM Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 12/31/2022 12/31/2023 Q3'24 Core Efficiency Ratio: Noninterest Expense 38,607$ 39,714$ 42,522$ 43,110$ 42,450$ 149,409$ 156,702$ 167,796$ Core Adjustments (2)$ (495)$ (715)$ (419)$ (830)$ (5,679)$ (668)$ (2,459)$ Net Interest and Noninterest Income 65,177$ 62,676$ 60,918$ 66,185$ 66,901$ 228,935$ 254,336$ 256,680$ Core Adjustments (1,449)$ (13)$ (50)$ -$ -$ 30$ (2,403)$ (63)$ Efficiency Ratio(1) 59.23% 63.36% 69.80% 65.14% 63.45% 65.26% 61.61% 65.37% Core Efficiency Ratio 60.58% 62.59% 68.68% 64.50% 62.21% 62.77% 61.93% 64.43% Core Efficiency Ratio Fiscal Quarter Fiscal Year Ended

37 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Note: Dollars in thousands. Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Core pre-tax, pre-provision earnings: Pre-tax, pre-provision earnings 26,570$ 20,459$ 18,395$ 23,075$ 24,438$ Adjustments: Sale of Impaired Credit -$ -$ -$ -$ -$ -$ -$ (50)$ -$ -$ -$ 432$ -$ -$ -$ -$ 2,503$ 1$ -$ 13$ (932)$ (13)$ -$ -$ -$ (517)$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 2$ 63$ 715$ 419$ 319$ -$ -$ -$ -$ 511$ Core pre-tax, pre-provision earnings 25,123$ 23,444$ 19,061$ 23,494$ 25,281$ (Gain) on Extinguishment of Debt Occupancy and bank premises- hurricane repair Insurance reimbursement of storm expenditures Acquisition-related expenses Core conversion expenses Core Pre-tax, Pre-provision Earnings Fiscal Quarter (Gain)/Loss Former Bank Premises & Equipment Write-Down on Former Bank Premises (Gain)/Loss on Sale of Securities (Gain)/Loss on Sale of Banking Center